SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

EXAR CORPORATION

(Name of Registrant as Specified in its Charter)

GWA INVESTMENTS, LLC
GWA MASTER FUND, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF
EXAR CORPORATION
TO BE HELD ON ________, 2005

———————

PROXY STATEMENT OF
THE GWA ENTITIES

———————

        This proxy statement and the enclosed GOLD proxy card are being furnished to you, the stockholders of EXAR CORPORATION (“Exar” or the “Company”), in connection with the solicitation of proxies by GWA Investments, LLC and GWA Master Fund, L.P. (together with their affiliates, including the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., GWA Capital Partners LLC, the “GWA Entities” or “GWA”) for use at the 2005 annual meeting of stockholders of Exar, and at any adjournments, postponements or reschedulings thereof (the “2005 Annual Meeting”).

        GWA is proposing and soliciting proxies in support of a slate of two nominees, referred to as the GWA nominees, to stand for election to the Board of Directors at the 2005 Annual Meeting.* The GWA nominees are Guy W. Adams and Richard L. Leza, Sr., and they will be standing for election in opposition to the nominees of the Board of Directors. According to the Company’s proxy statement filed on __________, 2005, there are two positions on the Board of Directors that are open for election at the 2005 Annual Meeting and the directors elected to these positions will serve until the 2008 Annual Meeting and until their respective successors are duly elected.

        GWA INVESTMENTS URGES YOU TO VOTE “FOR” THE GWA NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

        As discussed in more detail under the heading “Election of Directors” in this proxy statement, stockholders who vote on the GOLD proxy card furnished by GWA will be able to vote for the election of the two GWA Nominees. The GWA Nominees, if elected, will constitute a minority of the members of the Board of Directors and accordingly, if the full Board of Directors is present at a meeting, the GWA Nominees, by themselves, will not be able to cause any action to be taken or not to be taken by the Board of Directors.

        The 2005 Annual Meeting is scheduled to be held on ________, ________, 2005 at ______ a.m. (________ time) at _________________. Exar has set ________, 2005 as the record date for determining stockholders entitled to notice of and to vote at the 2005 Annual Meeting. Exar reported in its quarterly report on Form 10-Q filed on February 9, 2005 that as of December 31, 2004, 42,224,367 shares of its common stock were issued and outstanding. As of the date of this filing, GWA is the beneficial owner of 225,000 shares of common stock of Exar.

        Information concerning GWA, the GWA Nominees and other persons who are participants in its solicitation of proxies is provided in this proxy statement under the headings “Election of Directors” and “Information About the Participants” and in Annex A attached hereto.

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        YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2005 Annual Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided. Properly voting the enclosed GOLD proxy card will revoke any proxy previously signed by you. We urge you not to return any proxy sent to you by Exar.

**************

        The date of this proxy statement is _____, 2005. GWA intends to mail the proxy statement and the GOLD proxy card to stockholders of Exar on or about _____, 2005.

_______________

*	If additional director positions were to be voted upon at such meeting, or other matters are to be considered at such meeting in addition to the election of directors, these materials are anticipated to be modified in response to such changes.

        THIS SOLICITATION IS BEING MADE BY GWA, AND NOT BY OR ON BEHALF OF THE BOARD OF DIRECTORS OF EXAR.

        If you have any questions concerning this proxy statement or need help voting your shares, please call the firm assisting GWA in its solicitation of proxies:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Call Toll Free: (800) 848-3416
All Others Call Collect: (212) 269-5550

ELECTION OF DIRECTORS

        Exar’s Board of Directors is divided into three classes of directors, with each class serving a three year term. Based on the Company’s proxy statement filed in connection with its 2004 annual meeting, the Company presently has eight directors serving on the Board of Directors and two directors are to be elected at the 2005 Annual Meeting, each to hold office until the 2008 annual meeting of stockholders and thereafter until his successor is elected and qualified.

        GWA has nominated two members to stand for election to the Board of Directors, and the incumbent Board of Directors has designated two nominees to stand for election, referred to as the Exar Nominees.

        Accordingly, there will be four nominees (two GWA Nominees and two Exar Nominees) for two director positions on the Board of Directors. Stockholders who vote on the GOLD proxy card furnished by GWA will be able to vote for the two GWA Nominees. Stockholders who use Exar’s proxy card will not be able to vote for any of the GWA Nominees. Accordingly, any stockholder who wishes to vote for the GWA Nominees should vote on GWA’s GOLD proxy card.

        The two Exar Nominees are identified in the proxy statement filed by Exar on ________, 2005. Any stockholder who wishes to vote for one of the GWA Nominees and for one of the Exar Nominees will be unable to do so on either GWA’s GOLD proxy card or Exar’s proxy card, and may only do so by voting by ballot at the 2005 Annual Meeting. Stockholders who use the GOLD proxy card may vote for or against any GWA Nominee by putting an X in the space provided.

        The GWA Nominees are Guy W. Adams and Richard L. Leza, Sr. Based on their extensive business and professional experience, we believe that the GWA Nominees are highly qualified to serve as directors of Exar. Each Nominee has consented to serve as a director of Exar if elected and to be named in this proxy statement and in GWA’s other soliciting materials as a GWA Nominee.

Information About the GWA Nominees

        Each GWA Nominee has furnished the information about him that is provided in this proxy statement. Additional disclosure regarding the GWA Nominees and the other participants in our solicitation can be found in Annex A to this proxy statement.

        Neither of the GWA Nominees is an affiliate of Exar. Neither of the GWA Nominees nor any of their respective immediate family members is an employee of, or a consultant to, or has any other contractual relationship with Exar. Neither of the GWA Nominees is or has been a partner of or otherwise employed by any present or former auditor of Exar in the past five years and neither of them is an officer of a company of which the other GWA Nominee is also a board member. We believe that, when elected, each of the GWA Nominees will be independent for purposes of the audit committee independence requirements of the Sarbanes-Oxley Act of 2002 and the existing Nasdaq listing requirements for audit committees.

Name and Business Address	Age	Present Principal Occupation
Guy W. Adams 55 South Lake Avenue Suite 720 Pasadena, CA 91101	53	Managing Director, GWA Advisors, LLC and GWA Capital Partners LLC

Name and Business Address	Age	Present Principal Occupation
Richard L. Leza 2003 Julien Court Mountain View, CA 94043	57	Founder, Chairman and Chief Executive Officer, AI Research Corporation; Chairman, Co-Founder and Past President, Hispanic-Net

        Guy W. Adams is the managing director of GWA Advisors, LLC and GWA Capital Partners LLC, which is the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., where he has served since 2002. GWA Advisors, LLC is a private equity investment firm and a holding company for Mr. Adams’ private equity investments. GWA Investments, LLC is an investment fund investing in publicly traded securities managed by GWA Capital Partners LLC, a registered investment advisor. Prior to 2002, Mr. Adams was the President of GWA Capital, which he founded in 1996 to invest his own capital in public and private equity transactions, and a business consultant to entities seeking refinancing or recapitalization. From 1989 to 1995, Mr. Adams was an investment manager and financial advisor to the Forman family owned Pacific Theatres Corporation and its affiliates, where he had investment authority over funds in excess of twenty million dollars investing in public and private equity transactions.

        From July 2001 until May 2002, Mr. Adams served as a director of Lone Star Steakhouse & Saloon, Inc. (“Lone Star”) after unseating the CEO and Chairman of the Board in 2001 in a contested election. Lone Star’s shares appreciated sharply during his tenure, after years of poor performance. Specifically, during the time Mr. Adams announced his candidacy and the date of his resignation as a director, the price of Lone Star shares increased 139%, from $8.98 to $21.44 per share. Mr. Adams is also a member of the board of trustees of Mercer International Inc. (“Mercer”), where he has served since August 2003 after he successfully waged a proxy contest and procured the endorsement of many institutional shareholders and fund managers. Since his election, the stock price of Mercer has appreciated over 92%. Mr. Adams earned an MBA from Harvard Business School in 1984 and a Bachelor’s of Science in Engineering from Louisiana State University in 1974.

        Richard L. Leza, Sr. is the founder, chairman and chief executive officer of AI Research Corporation, an early stage venture capital firm specializing in the areas of business-to-business software, information technology, medical devices and medical analytical software applications. Mr. Leza has served in such position, which is his principal occupation and employment, since 1988. He is also the chairman, co-founder and past president of Hispanic-Net, a non-profit organization dedicated to creating a network of successful Hispanics that will improve and enhance Hispanic business and investment opportunities in technology. From 1998 to 2001, Mr. Leza was the Co-Founder, Chairman and CEO of CastaLink, Inc., a provider of a web-based supply chain collaboration solution which provided business process automation and real-time access to mission critical information among enterprises, their customers and suppliers. From 1997 to 1999, Mr. Leza served as co-founder, Chairman and CEO of NucleoTech Corporation, an application software company focused on developing, integrating and marketing a family of digital image-driven analytical DNA software solutions. From 1982 to 1988, he was co-founder, chairman and CEO of RMC Group, Inc., which provided management and research services for public and private technology companies.

        Mr. Leza is a Board member of the Stanford Graduate School of Business Advisory Counsel and a three time member of Hispanic Business Magazines’ top 100 influential Hispanics in the United States. He is also a 2004 Telemundo Hispanic Business Salute Honoree and the recipient of the 2003 Rainbow/PUSH Coalition TrailBlazer Award. He is the author of various publications, writing on topics such as exporting, venture capital and developing business plans. Mr. Leza earned an MBA from Stanford University Graduate School of Business in 1978 and a Bachelor’s of Science in Chemical Engineering from New Mexico State University in 1973.

        Each GWA Nominee has entered into an agreement with GWA Investments, LLC that provides that GWA Investments, LLC will indemnify and hold harmless such nominee from any and all damages, judgments, fines, settlements, losses and expenses incurred by such nominee resulting from any action, suit or proceeding based upon or arising from the solicitation of proxies to which this proxy statement relates and such directors’ ongoing services as a director to the extent not otherwise indemnified by Exar, other than certain excluded losses.

        Each of GWA’s Nominees, if elected, will be entitled to receive compensation customarily paid by Exar to its directors, which is described in the definitive proxy statement filed by Exar on ________, 2005.

        We have no reason to believe that any of the GWA Nominees will be disqualified or unwilling or unable to serve if elected. GWA reserves the right to nominate substitute persons if Exar makes or announces any changes to its Amended and Restated Certificate of Incorporation or Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the GWA Nominees. In addition, if Exar causes any additional directors to be voted upon at the 2005 Annual Meeting, GWA reserves the right to nominate additional persons to fill the added positions. Shares represented by GWA’s GOLD proxy cards will be voted for any such substitute or additional nominees of GWA.

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        GWA URGES YOU TO VOTE “FOR” THE GWA NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD (AND NOT TO RETURN ANY PROXY CARD SENT TO YOU BY EXAR).

VOTING PROCEDURES

        To support the GWA Nominees at the 2005 Annual Meeting, please sign and date the enclosed GOLD proxy card and return it to D.F. King & Co., Inc. in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the 2005 Annual Meeting and vote in person. Only holders of common stock of Exar on the record date, ___________, 2005, are entitled to vote at the 2005 Annual Meeting.

How do I vote in person?

        If you own shares of common stock of Exar on the record date, ________, 2005, you may attend the 2005 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question “What if I am not the record holder of my shares?"

How do I vote by proxy?

        To vote by proxy, you should complete, sign and date the enclosed GOLD proxy card and return it promptly in the enclosed postage-paid envelope.

        To be able to vote your shares in accordance with your instructions at the 2005 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the shares being voted at the meeting.

What if I am not the record holder of my shares?

        If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker, which you must return in the envelope provided in order to have your shares voted. If you need assistance, please contact our solicitor, D.F. King & Co., Inc., by telephone at 1-800-848-3416. Banks and brokers may call D.F. King collect at (212) 269-5550.

        If you do not have record ownership of your shares and want to vote in person at the 2005 Annual Meeting, you may obtain a document called a “legal proxy” from the record holder of your shares and bring it to the 2005 Annual Meeting in order to vote in person. If you need assistance, please contact our solicitor, D.F. King & Co., Inc., by telephone at 1-800-848-3416. Banks and brokers may call D.F. King collect at (212) 269-5550.

What should I do if I receive a proxy card solicited by the incumbent Board of Directors of Exar?

        If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the proxy card solicited by Exar’s incumbent Board of Directors or follow any voting instructions provided by Exar unless you intend to change your vote, because only your latest-dated proxy will be counted.

        If you have already sent a proxy card to Exar, you may revoke it and provide your support to the GWA Nominees by signing, dating and returning the enclosed GOLD proxy card.

What if I want to revoke my proxy?

        If you give a proxy, you may revoke it at any time before it is voted on your behalf by:

•	submitting a duly executed new proxy bearing a later date; or
•	giving written notice of revocation to either D.F. King & Co., Inc. at 48 Wall Street, New York, New York 10005 or to Exar at 48720 Kato Road, Fremont, California 94538, Attn: Secretary; or
•	attending and voting in person at the 2005 Annual Meeting.

        If you choose to revoke a proxy by giving written notice or by submitting a later-dated proxy to the Secretary of Exar, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation or proxy or by calling D.F. King & Co., Inc. at 1-800-848-3416. Banks and brokers may call D.F. King collect at (212) 269-5550. Remember, your latest-dated proxy is the only one that counts.

If I plan to attend the 2005 Annual Meeting, should I still submit a proxy?

        Whether or not you plan to attend the 2005 Annual Meeting, we urge you to submit a proxy. Returning the enclosed proxy card will not affect your right to attend the 2005 Annual Meeting and vote.

Who can vote?

        You are eligible to vote or to execute a proxy only if you own shares of common stock of Exar on the record date for the 2005 Annual Meeting, ________, 2005. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2005 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares.

How many votes do I have?

        With respect to each matter to be considered at the 2005 Annual Meeting, each stockholder will have one vote for each share of common stock of Exar held by it on the record date. Based on documents publicly filed by Exar, Exar has no outstanding voting securities other than its shares of common stock.

How will my shares be voted?

        If you give an executed proxy on the accompanying GOLD proxy card, your shares will be voted as you direct. If you submit an executed proxy to us without instructions, our representatives will vote your shares “FOR” the two GWA Nominees (as discussed in the “Election of Directors” section of this proxy statement) and will “ABSTAIN” with respect to other matters to be voted on by stockholders at the Annual Meeting, if any. Submitting a GOLD proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the 2005 Annual Meeting.

        Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

What is a quorum and why is it necessary?

        Conducting business at the 2005 Annual Meeting requires a quorum. Stockholders representing a majority of the outstanding shares entitled to vote at the 2005 Annual Meeting represented in person or by proxy shall constitute a quorum.

What vote is required to approve each proposal and how will votes be counted?

        According to the Company’s Bylaws, if a quorum is present, directors will be elected by the votes of a plurality of the shares present in person or by proxy and entitled to vote on the election of directors. All other matters, if any, shall be approved by the vote of a majority of the votes cast, excluding abstentions.

        Required information concerning the necessary vote to approve any other matters being voted upon at the 2005 Annual Meeting and the effects, if any, of abstentions and broker non-votes on such other matters, are set forth in the definitive proxy statement filed by Exar and, in accordance with Rule 14a-5(c) under the Exchange Act, reference is made to such proxy statement for such information.

How can I receive more information?

        If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call D.F. King & Co., Inc. at 1-800-848-3416. Banks and brokers may call D.F. King collect at (212) 269-5550.

PROXY SOLICITATION AND EXPENSES

        The solicitation to which this proxy statement relates is being made by the GWA Entities and the GWA Nominees (the “Participants”). The Participants may solicit proxies in person and by mail, press release, advertisements in newspapers, magazines and/or trade publications, telephone, telecopier, telegraph, electronic mail, Internet (World Wide Web) publication, television, radio and newspapers. No person identified above has or will receive compensation for soliciting proxies.

        The Participants will ask banks, brokers, custodians, nominees, other institutional holders and other fiduciaries to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. GWA will reimburse those institutions for reasonable expenses that they incur in connection with forwarding our materials.

        GWA has retained D.F. King & Co., Inc. to solicit proxies on its behalf in connection with the 2005 Annual Meeting. D.F. King may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately 20 people in its efforts. GWA has agreed to reimburse D.F. King for its reasonable expenses (subject to certain limitations), to indemnify it against certain losses, costs and expenses, and to pay it fees of $25,000.

        The entire expense of this proxy solicitation is being borne by GWA. GWA may, particularly if the GWA Nominees are elected to Exar’s Board of Directors, seek reimbursement of its expenses from Exar. GWA does not intend to seek stockholder approval of any such reimbursement.

        In addition to the costs related to the engagement of D.F. King & Co., Inc., costs related to our solicitation of proxies include expenditures for printing, postage, legal services and other related items. Total expenditures are expected to be approximately $100,000. To date, GWA has incurred approximately $______ in furtherance of its proxy solicitation.

INFORMATION ABOUT THE PARTICIPANTS

        The GWA Entities and the GWA Nominees are participants in GWA’s solicitation of proxies for the 2005 Annual Meeting within the meaning of the federal securities laws. Information related to the Participants, including their beneficial ownership of Exar’s shares of common stock, is set forth on Annex A to this proxy statement and is incorporated into this proxy statement by reference. Except as set forth on Annex A, none of the Participants is party to any commercial dealing with Exar or its subsidiaries that is required to be discussed in this proxy statement by the federal securities laws. Information in this proxy statement about each Participant was provided by that Participant.

INFORMATION ABOUT EXAR

        Based upon documents publicly filed by Exar, the mailing address of the principal executive offices of Exar is 48720 Kato Road, Fremont, California 94538.

        Annex B sets forth information obtained from Exar’s public filings related to the beneficial ownership of shares of common stock of Exar and is incorporated in this proxy statement by reference.

        Except as otherwise noted herein, the information in this proxy statement concerning Exar has been taken from or is based upon documents and records on file with the Securities and Exchange Commission (the “SEC”) and other publicly available information. Although GWA does not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of GWA, or for any failure by Exar to disclose events that may affect the significance or accuracy of such information.

OTHER MATTERS TO BE VOTED UPON

        Submitting a GOLD proxy card will entitle the named proxies to vote your shares in accordance with their sole discretion on matters not described in this proxy statement that may arise at the 2005 Annual Meeting.

FUTURE STOCKHOLDER PROPOSALS

        Based on information set forth in Exar’s definitive proxy statement filed with the SEC on ________, 2005, any proposal that a stockholder intends to present at the next annual meeting of stockholders of Exar must be received by the Company on or before ________, 2006. As set forth in such proxy statement, a stockholder must submit such a proposal to the Company for inclusion in the proxy statement for the next annual stockholders’meeting on or before _______, 2006, or the Company’s management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal. GWA notes that Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) states that the deadline for submitting a stockholder proposal for a company’s annual meeting shall be no less than 120 calendar days before the date of the company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. Further, GWA notes that for a proxy to confer discretionary authority to vote, Rule 14a-4 of the Exchange Act requires that the company have notice of the proposal at least 45 days before the date on which the company first mailed its proxy materials for the prior year’s annual meeting. Such rules also provide that if the date of the company’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, the deadlines are a reasonable time before the company mails its proxy materials. Accordingly, to the extent the date of the next annual meeting for Exar is more than 30 days from the date of the 2005 Annual Meeting and depending on the date Exar mailed its proxy materials for the 2005 Annual Meeting, the dates set forth above may be changed.

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        GWA urges you to vote “FOR” the GWA Nominees by signing, dating and returning the enclosed GOLD proxy card (and not to return any proxy card sent to you by Exar).

        Questions or requests for additional copies of this proxy statement or if you need assistance in voting for the GWA Nominees, please contact our proxy solicitator:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Call Toll Free: (800) 848-3416
All Others Call Collect: (212) 269-5550

ANNEX A

INFORMATION CONCERNING GWA AND OTHER
PARTICIPANTS IN ITS SOLICITATION OF PROXIES

        The following persons are, or may be deemed, participants (the “Participants” and, each, a “Participant”) in the solicitation of proxies in support of electing the GWA Nominees to the Board of Directors of Exar: (i) the GWA Entities; and (ii) the GWA Nominees. The GWA Entities consist of GWA Investments, LLC, GWA Master Fund, L.P. and GWA Capital Partners, LLC. The GWA Nominees are Guy W. Adams and Richard L. Leza, Sr.

        GWA Investments, LLC is a Delaware limited liability company and its principal place of business is Pasadena, California and its address is 55 South Lake Avenue, Suite 720, Pasadena, California 91101. GWA Master Fund, L.P. is a Cayman Islands limited partnership and its principal place of business is Pasadena, California and its address is 55 South Lake Avenue, Suite 720, Pasadena, California 91101. GWA Capital Partners LLC is a Delaware limited liability company and its principal place of business is Pasadena, California and its address is 55 South Lake Avenue, Suite 720, Pasadena, California 91101. The present principal occupation or employment of each GWA Nominee is described in this proxy statement under the heading “Election of Directors.”

Security Ownership

        The Participants and their associates may be deemed to have beneficial ownership of shares of common stock of Exar as set forth below.

Name	Amount of Beneficial Ownership Through Options and Otherwise	Percent Of Class
GWA Investments, LLC	92,100	*
GWA Master Fund, L.P.	132,900	*
GWA Capital Partners LLC	225,000(1)	*
Guy W. Adams	225,000(2)	*
Richard L. Leza	1,000	*

*less than 1%
(1)	GWA Capital Partners LLC is the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., and as such may be deemed the beneficial owner of the shares held for the account of each of the GWA Entities.

(2)	Mr. Adams is the is the managing director of GWA Capital Partners LLC, which is the managing member of GWA Investments, LLC and the general partner of GWA Master Fund, L.P., and as such may be deemed the beneficial owner of the shares held for the account of each of the GWA Entities.

        No Participant and no associate of any Participant (within the meaning of the federal proxy rules) beneficially owns any securities of Exar other than shares of common stock described above. No Participant beneficially owns any securities of any parent or subsidiary of Exar. No Participant has record but not beneficial ownership with respect to any securities of Exar.

Annex A-1

Transactions in Exar’s Securities

        Other than the transactions described below, no Participant has purchased or sold any securities of Exar in the past two years.

Transactions in Exar
Shares of Common Stock by GWA

Date of Transaction	Nature of Transaction	Number of Shares of Common Stock of Exar

GWA Investments, LLC

January 6, 2005	Purchase	5,000
March 21, 2005	Purchase	500
February 23, 2005	Purchase	2,500
March 28, 2005	Purchase	500
March 9, 2005	Purchase	2,000
March 10, 2005	Purchase	2,000
March 11, 2005	Purchase	2,000
March 14, 2005	Purchase	4,000
March 15, 2005	Purchase	10,000
March 16, 2005	Purchase	8,000
March 17, 2005	Purchase	9,000
March 18, 2005	Purchase	8,000
March 21, 2005	Purchase	7,100
March 22, 2005	Purchase	6,500
March 23, 2005	Purchase	6,000
March 24, 2005	Purchase	2,000
March 28, 2005	Purchase	8,000
April 1, 2005	Purchase	2,000
April 4, 2005	Purchase	8,000
		92,100

GWA Master Fund, L.P.

January 6, 2005	Purchase	5,000
February 23, 2005	Purchase	2,500
March 9, 2005	Purchase	3,000
March 10, 2005	Purchase	3,000
March 11, 2005	Purchase	3,000
March 14, 2005	Purchase	6,000
March 15, 2005	Purchase	15,000
March 16, 2005	Purchase	12,000
March 17, 2005	Purchase	12,000
March 18, 2005	Purchase	12,000
March 21, 2005	Purchase	10,631
March 22, 2005	Purchase	9,769
March 23, 2005	Purchase	9,000
March 24, 2005	Purchase	3,000
March 28, 2005	Purchase	12,000
April 1, 2005	Purchase	2,000
April 4, 2005	Purchase	8,000
		132,900

Annex A-2

Date of Transaction	Nature of Transaction	Number of Shares of Common Stock of Exar

Transactions in Exar
Shares of Common Stock by GWA Capital Partners LLC and Guy W. Adams

NONE

Transactions in Exar
Shares of Beneficial Ownership by Richard L. Leza, Sr.

March 21, 2005	Purchase	500
March 28, 2005	Purchase	500

Arrangements, Interests and Transactions

        Except for the agreements entered into between the GWA Nominees and GWA described in GWA’s proxy statement under the heading “Election of Directors – Information on GWA Nominees,” and as set forth herein no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Exar, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

        During the past year, each of the GWA Entities wrote 50 standard exchange-traded “put” rights with respect to Exar’s common stock, with an exercise price of $12.50 per share.  Such rights are no longer outstanding.

        No Participant, no associate of any Participant and no person who is a party to any arrangement or understanding pursuant to which a GWA Nominee is proposed to be elected has any arrangement or understanding with any person with respect to any future employment by Exar or its affiliates or with respect to any future transactions to which Exar or any of its affiliates will or may be a party.

        GWA has an interest in the solicitation of proxies in support of the GWA Nominees from either direct or indirect beneficial ownership of the shares of common stocks of Exar. Participants who are GWA Nominees are expected to receive customary compensation from Exar in exchange for their services as directors, if elected. The GWA Nominees also have an interest in the solicitation through the agreements described in GWA’s proxy statement under the heading “Election of Directors.”

        There has been no transaction or series of similar transactions since the beginning of Exar’s last completed fiscal year, and there is no currently proposed transaction or series of similar proposed transactions, to which Exar or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any Participant or any associate of any Participant had, or will have, a direct or indirect material interest.

Additional Information About the GWA Nominees

        No GWA Nominee presently holds any positions with Exar. Other than the agreements described in GWA’s proxy statement under the heading “Election of Directors,” there is no arrangement or understanding between any GWA Nominee and any other person pursuant to which the GWA Nominee was selected as a nominee.

        There is no family relationship (within the meaning of the federal securities laws) between any GWA Nominee and (i) any other GWA Nominee or (ii) any director of Exar, executive officer of Exar or person nominated by Exar to become a director or executive officer.

Annex A-3

        There is, and has been, no legal or other proceeding involving any GWA Nominee that is required to be disclosed under the federal proxy rules.

        No GWA Nominee (i) has any business relationship with Exar that is required to be disclosed by the federal proxy rules; (ii) has had any such relationship since the beginning of Exar’s most recently completed fiscal year; or (iii) has, since the beginning of Exar’s last completed fiscal year, been indebted to Exar or any of its subsidiaries in an amount that exceeds $60,000.

        No GWA Nominee and no associate of any GWA Nominee has received any compensation from Exar as a director or executive officer of Exar. Had the GWA Nominees been directors of Exar and members of the compensation committee of Exar’s Board of Directors during Exar’s last completed fiscal year, there would have been no compensation committee interlocks within the meaning of the federal proxy rules.

Section 16(a) Beneficial Ownership Reporting Compliance

        No GWA Nominee has failed to file reports related to Exar that are required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

Annex A-4

ANNEX B

STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

[TO BE INSERTED FROM EXAR'S PROXY STATEMENT, WHEN FILED]

BOARD AND MANAGEMENT OWNERSHIP

[TO BE INSERTED FROM EXAR'S PROXY STATEMENT, WHEN FILED]

Annex B-1

P
R
O
X
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GOLD PROXY CARD	APPENDIX

EXAR CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
_________, 2005 AT [__:__ [a.m.][p.m.]] (____________ TIME)

THIS PROXY IS SOLICITED BY THE GWA ENTITIES AND
NOT BY THE BOARD OF DIRECTORS OF EXAR CORPORATION

        The undersigned stockholder of EXAR CORPORATION hereby appoints _____________ and _______________, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of EXAR CORPORATION to be held on _________, 2005, and at any adjournment, postponement or rescheduling thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

        This proxy, when properly executed, will cause your shares to be voted as you direct. If you return this proxy, properly executed, without specifying a choice, your shares will be voted “FOR” the nominees identified on the reverse side.

(Continued and to be signed on the reverse side)	See reverse side

Appendix-1

THE GWA ENTITIES RECOMMEND A VOTE “FOR” THE NOMINEES LISTED BELOW.

1.     Election of Directors.

NOMINEES: Guy W. Adams and Richard L. Leza, Sr.

GUY W. ADAMS	RICHARD L. LEZA, SR.
FOR	FOR
AGAINST	AGAINST
WITHHOLD AUTHORITY to vote for such nominee	WITHHOLD AUTHORITY to vote for such nominee

2.     Other Matters.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR RESCHEDULING THEREOF AND IS UNKNOWN TO THE GWA ENTITIES AND ITS REPRESENTATIVES A REASONABLE TIME BEFORE THE COMMENCEMENT OF THE GWA ENTITIES’ SOLICITATION OF PROXIES.

Date ____________________________, 2005
________________________________________________ Signature (Please sign exactly as your name appears to the left)
________________________________________________ Additional Signature (if held jointly)
________________________________________________ Title

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies previously given by the signer to vote at the 2005 Annual Meeting of Stockholders of EXAR CORPORATION, and any adjournment, postponement or rescheduling thereof.

Appendix-2